UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

January 17, 2008

VERTICAL COMPUTER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 W. Renner Road, Suite 300, Richardson, Texas	75082
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(817) 348-8717

201 Main Street, Suite 1175
Fort Worth, Texas 76102

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(b) New Independent Accountants

On January 16, 2008, Vertical Computer Systems, Inc. (the “Registrant”) engaged Malone & Bailey, P.C. (“Malone & Bailey”) as its principal accountant to audit the Registrant’s financial statements. The Registrant did not consult Malone & Bailey on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-B during the Registrant’s two most recent fiscal years or any subsequent interim period prior to engaging Malone & Bailey.

Item 8.01. Other Event.

The Registrant has relocated its corporate headquarters to 101 W. Renner Road, Suite 300, Richardson, Texas 75082. The Registrant and its subsidiary, Now Solutions, Inc., will continue to utilize the office located at 201 Main Street, Suite 1175, Fort Worth, TX 76102.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit(s)

 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008	Vertical Computer Systems, inc.

By: /s/ Richard Wade
Name: Richard Wade
Title: President and Chief Executive Officer